Assets held for sale	12 Months Ended
Dec. 31, 2023
Assets held for sale [Abstract]
Assets held for sale
Note 8.- Assets held for sale
In 2023, the Atlantica´s partner in Monterrey initiated a process to sell its 70% stake in the asset. Such process is well advanced and, as part of it, Atlantica intends to sell its interest as well under the same terms. The net proceeds to Atlantica are expected to be in the range of $45 to $52 million, after tax. The transaction is subject to certain conditions precedent and final transaction closing and is expected to be completed in 2024.  On October 30, 2023, the conditions to classify the loan granted by Atlantica to Arroyo II and the investment in Pemcorp as held for sale were met. As a consequence, the book value of the equity investment held by Atlantica in Pemcorp of $10.2 million (Note 7) and the loan granted by Atlantica to Arroyo II of $18.5 million (Note 11) as of December 31, 2023, were classified as held for sale in these Consolidated Financial Statements since that date.
Share of profit in Pemcorp is not reflected since October 30, 2023, in these Consolidated Financial Statements according to IFRS 5 Non-current Assets Held for Sale and Discontinued Operations. The loan granted by Atlantica to Arroyo II, shall continue to be measured in accordance with IFRS 9, at amortized cost, and the interests accrued classified as financial income in the profit and loss statement until closing of the sale occurs.